Deloitte LLP 2 New Street Square London EC4A 3BZ

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The Board of Directors of

Basalt 2026-1 DE Designated Activity Company

The Sidings

4th Floor

Grand Canal Quay

Dublin 2

D02 E7K8

Ireland

(the “Issuer”)

Société Générale S.A.
29 Boulevard Haussmann

75009 Paris

France

(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in the Engagement Letter)

15 June 2026

Dear Sirs/Madams,

PROPOSED ISSUE BY BASALT 2026-1 DE DESIGNATED ACTIVITY COMPANY OF COMMERCIAL MORTGAGE-BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain commercial mortgages (the “Loan Pool”), which were agreed to by the Issuer, the Arranger, the Lead Manager, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Arranger, the Lead Manager and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Arranger, the Lead Manager and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Arranger, the Lead Manager and the Managers as discussed above. The Issuer shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

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© 2026 Deloitte LLP. All rights reserved.

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Issuer provided us with a data file ‘Project Topaz - Strat Tables - December 2025 (incl. EPC) - v6.xlsx’ (the “First Pool Run”) containing information for each of the 10,406 units in the Loan Pool as at 9 December 2025 (the “Cut-off Date”).

A random sample of 59 units was selected from the First Pool Run (the “Sample” and the “Sample Pool”) using the sampling approach below.

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 11 March 2026 to 27 May 2026.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual units. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.11 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the Sample Pool information relating to the First Pool Run agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the lease agreements and valuation reports.

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that there is a 95% confidence that not more than 5% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have recalculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each unit in the Sample Pool, we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Street Address

For each unit in the Sample, we confirmed whether the street address shown on the Sample Pool agreed to that shown on the lease agreement. We found that the street address agreed to that shown on the lease agreement, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

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2.2	Floor

For each unit in the Sample, we confirmed whether the floor shown on the Sample Pool agreed to that shown on the lease agreement. We found that the floor agreed to that shown on the lease agreement, except for 1 case.

DT Reference	Description of exception
DT56	Sample Pool = 2F; Lease documentation = 3

As a result of the procedure performed there is a 95% confidence that not more than 8% of the First Pool Run contained errors.

2.3	Total Net Rent per month

For each unit in the Sample, we confirmed whether the total net rent per month shown on the Sample Pool agreed to that shown on the lease agreement or rent letter. We found that total net rent per month agreed to that shown on the lease agreement or rent letter, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.4	Lease Start

For each unit in the Sample, we confirmed whether the date of the lease start shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the lease agreement. We found that the date of the lease start agreed, to within +/- 31 days, to that shown on the lease agreement, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.5	Lease End

For each unit in the Sample, we confirmed whether the date of the lease end shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the lease agreement or confirmed that where the date of the lease end shown on the Sample Pool is blank that there is a bank statement on file showing rental payments are being made. We found that the date of the lease end agreed, to within +/- 31 days, to that shown on the lease agreement or that there is a bank statement showing rental payments are being made, except for 1 case.

DT Reference	Description of exception
DT41	Sample Pool = blank; Lease documentation = unable to confirm (tenant is deceased)

As a result of the procedure performed there is a 95% confidence that not more than 8% of the First Pool Run contained errors.

2.6	Asset ID

For each unit in the Sample, we confirmed whether the asset ID shown on the Sample Pool agreed to that shown on the valuation report. We found that the asset ID agreed to that shown on the valuation report, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.7	City

For each unit in the Sample, we confirmed whether the city shown on the Sample Pool agreed to that shown on the lease agreement. We found that the city agreed to that shown on the lease agreement, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

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2.8	Use

For each unit in the Sample, we confirmed whether the use shown on the Sample Pool agreed to that shown on the lease agreement. We found that the use agreed to that shown on the lease agreement, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.9	Market Value

For each property in the Sample, we confirmed whether the market value shown on the Sample Pool agreed to that shown on the valuation report. We found that the market value agreed to that shown on the valuation report, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.10	Date of Valuation

For each property in the Sample, we confirmed whether the date of valuation shown on the Sample Pool agreed to that shown on the valuation report. We found that the date of valuation agreed to that shown on the valuation report, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.11	Property Gross Market Rent (ERV)

For each property in the Sample, we confirmed whether the property gross market rent shown on the Sample Pool agreed to that shown on the valuation report. We found that the property gross market rent agreed to that shown on the valuation report, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

3.	Investor Presentation agreed upon procedures

Procedures and findings

We have performed the agreed-upon procedures described below, as defined in Appendix 3 of the Engagement Letter. We report our findings, which are the factual results of the agreed-upon procedures performed:

The Issuer supplied us with the investor presentation ‘BASALT 2026-1 DE’ dated June 2026 (the “Investor Presentation”).

Pages 6, 7, 12, 13 and 17 to 21 of the Investor Presentation set out certain numbers and tables of certain statistical information (together, the “Statistical Tables”). These relate to:

•	EXECUTIVE SUMMARY

o	Transaction Background
o	Key Portfolio Metrics
o	Location Cluster by GRI (M€)
o	Quality Portfolio
•	PORTFOLIO OVERVIEW
o	Top 25 by Total Market Value (Verkehrswert)
o	Tenancy Profile
o	Location Clusters (by GRI, in M€)

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o	Locations (by GRI p.a.*)
o	Top 10 Cities by rental income (accounting for 60% of total rental income)
•	#1 ASSET – VU_103 - NEURUPPIN
o	Key Property Metrics
o	Market Metrics
o	Top 10 Tenants by GRI – 84.3% of Portfolio GRI
•	#2 ASSET – VU_99 - DUISBURG
o	Key Property Metrics
o	Market Metrics
•	#3 ASSET – VU_20 - HAGEN
o	Key Property Metrics
o	Market Metrics
•	#4 ASSET – VU_09 - HAGEN
o	Key Property Metrics
o	Market Metrics
•	#5 ASSET – VU_111 - MAGDEBURG
o	Key Property Metrics
o	Market Metrics

The Issuer provided us with the data file ‘Project Topaz - Strat Tables - December 2025 (incl. EPC) - v6.xlsx’, (the “Statistical Data”), ‘20260323_DCF_Topaz_Valuation Overview_2026-01-31.xlsx’ (the “Valuation Data”), ‘Operating Expenses (2022-2025).xlsx’ (the “NOI Data”) and ‘Topaz – Investor Presentation – Tables & Sources (sent to Deloitte).xlsx’ (the “Household Income Data”).

We also downloaded the relevant information from the websites below (the “German Market Information”):

•	https://www.destatis.de/DE/Themen/Gesellschaft-Umwelt/Wohnen/_inhalt.html#246372
•	https://www.citypopulation.de/en/germany/brandenburg/ostprignitz_ruppin/12068320__neuruppin/
•	https://bbu.de/sammlungen/leerstandsgruende?f%5B0%5D=z%3A129#view-articles-block_3
•	https://download.statistik-berlin-brandenburg.de/7cfb7d935a26a2c2/d3bccf0ead85/SB_F01-01-00_2024j01_BB.pdf
•	https://statistik.arbeitsagentur.de/Auswahl/raeumlicher-Geltungsbereich/BA-Gebietsstruktur/AA/038-AA-Neuruppin.html
•	https://www.citypopulation.de/en/germany/nordrheinwestfalen/duisburg/05112000__duisburg/
•	https://www.duisburg.de/microsites/wohnen-in-duisburg/wohnungsmarkt-in-zahlen/leerstandsanalysen
•	https://www.it.nrw/nrw-wohnungsbestand-2024-im-vergleich-zum-vorjahr-kaum-gestiegen-127644
•	https://statistik.arbeitsagentur.de/Auswahl/raeumlicher-Geltungsbereich/BA-Gebietsstruktur/AA/341-AA-Duisburg.html
•	https://www.citypopulation.de/en/germany/nordrheinwestfalen/hagen/05914000__hagen/
•	https://www.auctoa.de/lokal/1b069bf7-27cc-4ec2-8287-f74b65be3f3e
•	https://www.it.nrw/nrw-wohnungsbestand-2024-im-vergleich-zum-vorjahr-kaum-gestiegen-127644
•	https://www.arbeitsagentur.de/vor-ort/hagen/presse/2026-1-die-arbeitsmarktentwicklung-im-dezember-2025-in-der-stadt-hagen
•	https://www.citypopulation.de/en/germany/sachsenanhalt/magdeburg/15003000__magdeburg/
•	https://www.magdeburg-klickt.de/magdeburg-muss-1-170-wohnungen-pro-jahr-neu-bauen-in-leerstehende-wohnungen-kann-oft-keiner-einziehen/
•	https://mid.sachsenanhalt.de/fileadmin/Bibliothek/Politik_und_Verwaltung/MLV/MID/Ministerium/Publikationen/Wohnungs-_und_Mietmarktbericht_Sachsen-Anhalt.pdf
•	https://statistik.arbeitsagentur.de/Auswahl/raeumlicher-Geltungsbereich/Politische-Gebietsstruktur/Kreise/Sachsen-Anhalt/15003-Magdeburg-Landeshauptstadt.html?nn=25856&year_month=202604 and, together with the Statistical Data, the Valuation Data, the NOI Data and the Household Income Data (the “IP Source Documents”), from which they prepared the Statistical Tables.

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We have calculated and/or compared certain statistical information using the IP Source Documents and found that it is in agreement with that in the Statistical Tables. We attach the relevant pages from the Investor Presentation as Appendix i marked up with boxes to identify the information in the Statistical Tables that we have agreed.

We have not undertaken any procedures to confirm or verify the completeness or accuracy of the information in the IP Source Documents noted above.

4.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

5.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in our Engagement Letter dated 7 May 2026, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Arranger, the Lead Manager and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Arranger, the Lead Manager and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Lead Manager and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact James Brighton on 0207 303 6333.

Yours truly,

/s/ Deloitte LLP

Deloitte LLP

Encl.

Appendix i	Investor Presentation

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